Exhibit 99.2

4Q 2017 Conference Call 1

Forward - Looking Statements This presentation contains forward - looking statements concerning Atomera Incorporated (“Atomera,” the “Company,” “we,” “us,” and “our”). The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “woul d,” “project,” “plan,” “expect” and similar expressions that convey uncertainty of future events or outcomes are intended to iden tif y forward - looking statements. These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the “Risk Factors” section of our Annual Report on Form 10 - K for the year ended December 31, 2016 filed with the SEC on March 31, 2017 (the “2016 Annual Report”). In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in our forward - looking statements. You should not rely upon forward - looking statements as predictions of future events. Although we believe that the expectations reflected in our forward - looking statement s are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances desc rib ed in the forward - looking statements will be achieved or occur. This presentation contains only basic information concerning Atomera . The Company’s filings with the Securities Exchange Commission, including the 2016 Annual Report, include more information about factors that could affect the Company’s operatin g and financial results. We assume no obligation to update information contained in this presentation. Although this presentati on may remain available on the Company's website or elsewhere, its continued availability does not indicate that we are reaffirm ing or confirming any of the information contained herein. 2 2

Technology at the Atomic Level 3 Company Overview Strong, Growing and Defensible Patent Portfolio High Leverage IP Licensing Business Model Top Tier Management Team Transistor enhancement technology for the $400B semiconductor market 3

4 Customer Engagement Phases Customer Wafer Manufacturing Atomera MST® Deposition Customer MST® Deposition Phase 3 Integration Phase 4 Installation Phase 5 Qualification Phase 6 Production Phase 1 Planning Phase 2 Setup Royalties License 4

5 Customer Engagement Phases Customer Wafer Manufacturing Atomera MST® Deposition Customer MST® Deposition Phase 3 Integration Phase 4 Installation Phase 5 Qualification Phase 6 Production Phase 1 Planning Phase 2 Setup License License? 5

6 Customer Engagement Phases Customer Wafer Manufacturing Atomera MST® Deposition Customer MST® Deposition Phase 3 Integration Phase 4 Installation Phase 5 Qualification Phase 6 Production Phase 1 Planning Phase 2 Setup 6

7 Customer Engagement Phases 7 Customer Wafer Manufacturing Atomera MST® Deposition Customer MST® Deposition Phase 3 Integration Phase 3+ Installation Phase 4 Qualification Phase 5 Production Phase 1 Planning Phase 2 Setup

8 Customer Pipeline 0 2 4 6 8 10 12 14 IPO 3Q 16 4Q 16 1Q 17 2Q17 3Q17 Q417 Quarterly Customer Pipeline Growth Phase 1 Phase 2 Phase 3 Now engaged with 50% of the world’s top semiconductor makers* * 10 of the top 20 (IC Insights, McClean Report 2017) Customer Engagement Pipeline 8

Financials * For a full reconciliation of GAAP and non - GAAP results, please see our press release issued February 13, 2018. 9 9 FY 2017 FY 2016 Q4 2017 Q3 2017Q2 2017Q1 2017 GAAP Results Operating Expense ($13.3M)($10.0M) ($2.7M) ($3.3M)($3.7M)($3.6M) Net Loss ($13.1M)($12.6M) ($2.6M) ($3.3M)($3.6M)($3.5M) Loss Per Share ($1.08) ($2.22) ($0.21) ($0.27) ($0.30) ($0.29) Reconciliation between GAAP & Non-GAAP* Net Loss (GAAP) ($13.1M)($12.6M) ($2.6M) ($3.3M)($3.6M)($3.5M) Interest Expense - $2.6M Stock-Based Compensation $4.0M $2.5M ($0.5M) ($0.9M)($1.4M)($1.2M) Adjusted EBITDA (Non-GAAP)* ($9.1M) ($7.5M) ($2.1M) ($2.4M)($2.2M)($2.4M) Cash at December 31, 2017 $17.4M Shares Outstanding at December 31, 2017 12.2M 2017

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